UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re:		Chapter 11

WALTER ENERGY, INC. et al.;		Case No: 15-02741-TOM11

Debtors.		Jointly Administered

MONTHLY BANKRUPTCY ADMINISTRATOR FORM FOR THE PERIOD
ENDED JULY 31, 2015

DEBTORS' ADDRESS:	3000 Riverchase Galleria, Suite 1700
Birmingham, AL 35244

DEBTORS' ATTORNEYS:	Kelley A. Cornish, Esq.
Paul, Weiss, Rifkind, Wharton & Garrison, LLP
1285 Avenue of the Americas
New York, New York 10019
and
Claudia R. Tobler, Esq.
Paul, Weiss, Rifkind, Wharton & Garrison, LLP
2001 K Street NW
Washington, DC 20006-1047

REPORT PREPARER:	WALTER ENERGY, INC. et al.

I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

DATE: August 20, 2015	/s/ Brian M. Chopin
Brian M. Chopin, Acting Chief Accounting Officer & Corporate Controller

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.
Case No. (Jointly Administered)			15-02741-TOM11
	Reporting Period:		July 31, 2015

	Federal Tax I.D. #		13-3429953

CORPORATE BANKRUPTCY ADMINISTRATOR FORM

Operating reports are to be filed monthly, in duplicate, with the Bankruptcy Clerk's Office by the 15th of each month

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Legal Entities and Notes to BAF		X
Business Debtor's Affirmations	BA-01	X
Business Debtor's Cash Receipts & Disbursements	BA-02 (Part 1)	X
Income Statement	BA-02 (Part 2)	X
Business Debtor's Accounts Receivable	BA-02 (A)	X
Business Debtor's Actual Disbursements	BA-02 (B)	X
Business Debtor's Payments to Secured Creditors	BA-02 (C)		See Notes to BAF
Business Debtor's Tax Payments	BA-02 (D)		See BA-01
Business Debtor's Bank Accounts	BA-03 (Part 1)	X
Gross Payroll	BA-03 (Part 2)	X
Inventory	BA-03 (Part 3)	X
Payments Made to Pre-Petition Unsecured Creditors	BA-03 (Part 4)		See BA-01
Business Debtor's Post-Petition Accounts Payable	BA-03 (A)	X
Balance Sheet	BA-04	X

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.
	Case No. (Jointly Administered)		15-02741-TOM11
		Reporting Period:	July 31, 2015

		Federal Tax I.D. #	13-3429953

LEGAL ENTITIES AND NOTES TO THE BANKRUPTCY ADMINISTRATOR FORM

GENERAL:
The report includes activity from the following Debtors and related case numbers:

Debtor	Case Number

Walter Energy, Inc.	15-02741-TOM-11
Atlantic Development and Capital, LLC	15-02747-TOM-11
Atlantic Leaseco, LLC	15-02773-TOM-11
Blue Creek Coal Sales, Inc.	15-02750-TOM-11
Blue Creek Energy, Inc.	15-02752-TOM-11
J.W. Walter, Inc.	15-02755-TOM-11
Jefferson Warrior Railroad Company, Inc.	15-02759-TOM-11
Jim Walter Homes, LLC	15-02762-TOM-11
Jim Walter Resources, Inc.	15-02743-TOM-11
Maple Coal Co., LLC	15-02764-TOM-11
Sloss-Sheffield Steel & Iron Company	15-02766-TOM-11
SP Machine, Inc.	15-02746-TOM-11
Taft Coal Sales & Associates, Inc.	15-02751-TOM-11
Tuscaloosa Resources, Inc.	15-02753-TOM-11
V Manufacturing Company	15-02754-TOM-11
Walter Black Warrior Basin LLC	15-02756-TOM-11
Walter Coke, Inc.	15-02744-TOM-11
Walter Energy Holdings, LLC	15-02758-TOM-11
Walter Exploration & Production LLC	15-02757-TOM-11
Walter Home Improvement, Inc.	15-02760-TOM-11
Walter Land Company	15-02761-TOM-11
Walter Minerals, Inc.	15-02763-TOM-11
Walter Natural Gas, LLC	15-02765-TOM-11

GENERAL NOTES:

The financial statements and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with accounting principles generally accepted in the United States of America ("U.S. GAAP"). In addition, the financial statements and supplemental information contained herein represent condensed consolidated information.

The unaudited consolidated financial statements have been derived from the books and records of Walter Energy, Inc. This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors' believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all adjustments that would typically be made for financial statements in accordance with U.S. GAAP.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustment.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.
	Case No. (Jointly Administered)	15-02741-TOM11
	Reporting Period:	July 31, 2015

	Federal Tax I.D. #	13-3429953

NOTES TO THE BANKRUPTCY ADMINISTRATOR FORM

Notes to BA-02 (Part 1):
The Debtors cash receipts & disbursements presented cover the weeks ended July 18, 2015, July 25, 2015 and August 1, 2015.

Cash is received and disbursed as described in the Debtors' motion to approve their cash management system and is consistent with the Debtors' cash management practices.

Cash receipts and disbursements related to transfers among the Debtor entities are not included in this schedule.

The Debtors' age customer accounts receivables in the normal course of the Debtors' operations. Other receivables primarily represent receivables from vendors and other relationships. Historically, write-offs have been insignificant for these accounts and therefore, the Debtors do not monitor on an aging basis.

The Debtors have not entered into agreements for debtor-in-possession (DIP) financing.

Notes to BA-02 (Part 2):

The income statement presented reflects the condensed consolidated statement of operations for Walter Energy, Inc. and consolidated subsidiaries.

Notes to BA-02 (A):

The Debtors accounts receivable aging is presented as of July 31, 2015.

Notes to BA-02 (B):

The Debtors actual disbursements presented cover the weeks ended July 18, 2015, July 25, 2015 and August 1, 2015.

Notes to BA-02 (C):

The Debtors have made no post-petition payments to Secured Creditors during the month ended July 31, 2015.

Notes to BA-03 (Part 1):
All amounts listed are the bank balances for the Debtors as of July 31, 2015. Bank statements are available upon request.

The Debtors have not included any ordinary course intercompany transfers between affiliates. In the ordinary course of business, the Debtors are obligated to withhold amounts from the paychecks of employees in connection with various withholding requirements.  The Debtors believe that these amounts do not constitute property of the estate and, accordingly, are not responsive to this question.

Notes to BA-03 (Part 2):

The payroll disbursements presented to insiders represents post-petition payments of salary, severance, bonus, car allowance, expense reimbursement, etc. for the month ending July 31, 2015.

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.
	Case No. (Jointly Administered)	15-02741-TOM11
	Reporting Period:	July 31, 2015

	Federal Tax I.D. #	13-3429953

NOTES TO THE BANKRUPTCY ADMINISTRATOR FORM (CONTINUED)

Notes to BA-03 (Part 3):

The schedule of inventory presented reflects the balance for Walter Energy, Inc. and consolidated subsidiaries as of July 31, 2015.

Notes to BA-03 (A):

The Debtors post-petition accounts payable aging is presented as of July 31, 2015.

Notes to BA-04:

The balance sheet presented reflects the condensed consolidated balance sheet for Walter Energy, Inc. and consolidated subsidiaries.

Liabilities subject to compromise represent undersecured or unsecured obligations that will be accounted for under the plan of reorganization. Generally, actions to enforce or otherwise affect payment of pre-petition liabilities are stayed. Accounting Standards Codification ("ASC") 852 requires pre-petition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lessor amounts. These liabilities represent the amounts expected to be allowed on known or potential claims to be resolved through the Chapter 11 process, and remain subject to further adjustments arising from negotiated settlements, actions of the Bankruptcy Court, rejection of executory contracts and unexpired leases, the determination as to the value of collateral securing the claims, proofs of claim, and other events. Liabilities subject to compromise also include certain items that may be assumed under the plan of reorganization, and as such, may be subsequently reclassified to liabilities not subject to compromise.

The Bankruptcy Court has approved payment of certain pre-petition obligations necessary to maintain the operations of the Debtor's businesses and obligations associated with these matters are not classified as liabilities subject to compromise.

Differences between liability amounts estimated by the Debtors and claims filed by creditors will be investigated and, if necessary, the Bankruptcy Court will make a final determination as to the amount of the allowable claim. The determination of how liabilities will ultimately be treated cannot be made until the Bankruptcy Court approves a plan of reorganization. The Debtors will continue to evaluate these liabilities throughout the Chapter 11 Cases and adjust amounts as necessary. Such adjustment may be material. In light of the expected number of creditors, the claims resolutions process may take considerable time to complete. Accordingly, the ultimate amount or treatment of such liablities is not determinable at this time.

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.
	Case No. (Jointly Administered)		15-02741-TOM11
		Reporting Period:	July 31, 2015

BA-01		Federal Tax I.D. #	13-3429953

BUSINESS DEBTOR'S AFFIRMATIONS

	Must be completed each month. If the answer to any of the questions is “No”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	All undisputed post petition business taxes have been paid/deposited in a timely manner.	X
1a	All undisputed post petition individual taxes have been paid/deposited in a timely manner.		N/A
2	Adequate insurance on all assets/property including fire, theft, liability, collision and casualty and workman's compensation (if applicable) is currently in full force and effect.	X
3	New books and records were opened and are being maintained daily.	X
4	Copies of all banks statements and reconciliations are attached.		See BA-03 (Part 1)
5	I have otherwise complied with all requirements of the Chapter 11 Operating Order.	X
6	All financial statements filed with the Bankruptcy Clerk's Office are prepared in accordance with generally accepted accounting principles.		See General Notes
7	All payments of pre-petition obligations were made pursuant to applicable Orders entered by the Bankruptcy Court.	X

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.

		Case No. (Jointly Administered)		15-02741-TOM11
			Reporting Period:	July 31, 2015

BA-02 (Part 1)			Federal Tax I.D. #	13-3429953

BUSINESS DEBTORS CASH RECEIPTS & DISBURSEMENTS
Period Covered: Weeks Ended 7/18/15, 7/25/15 and 8/1/15 (000's)

A	RECEIPTS:
	Sales/AR Receipts	$45,758
	Other Receipts	1,424

B	TOTAL RECEIPTS:
	(Total of A)		$47,182

C	BUSINESS DISBURSEMENTS
	Payroll, Benefits & Pension	$19,788
	Leases, Taxes, Utilities, Fuel, Insurance	1,619
	Freight & Royalties	4,910
	Other Expenditures	8,170

D	TOTAL DISBURSEMENTS		$34,487
	(Total of C)

E	SURPLUS OR DEFICIT		$12,695
	(Total of B minus D)

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.

	Case No. (Jointly Administered)	15-02741-TOM11
	Reporting Period:	July 31, 2015

BA-02 (Part 2)	Federal Tax I.D. #	13-3429953

CONDENSED CONSOLIDATED INCOME STATEMENT
(000's)

		For the Month Ended
		July 31, 2015
Revenues:
Sales		$53,989
Miscellaneous income		3,135
Total revenues		57,124
Costs and expenses:
Cost of sales (exclusive of depreciation and depletion)		61,060
Depreciation and depletion		11,915
Selling, general and administrative		7,760
Other postretirement benefits		4,111
Restructuring charges		4,084
Total costs and expenses		88,930
Operating loss		(31,806)
Interest expense, net		(18,527)
Loss before reorganization items and income tax benefit		(50,333)
Reorganization items, net		(2,169)
Loss before income tax benefit		(52,502)
Income tax benefit		(1,430)
Net loss		$(51,072)

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.

Case No. (Jointly Administered)		15-02741-TOM11
	Reporting Period:	July 31, 2015

BA-02 (A)	Federal Tax I.D. #	13-3429953

BUSINESS DEBTOR'S ACCOUNTS RECEIVABLE
(000's)

Accounts Receivable Aging	As of July 31, 2015

0 - 29 days old	$40,359
30 - 59 days old	2,978
60 - 89 days old	16
90 - 119 days old	—
120 + days old	1,361
Inactive	—
Less: unapplied/credits and unearned revenue	(5)
Total customer accounts receivables	44,709
Other receivables	1,920
Less: Reserves	(1,361)
Total Accounts Receivable (Debtors)	45,268
Total Accounts Receivable (Non-Debtors)	14,394
Total Accounts Receivable	$59,662

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.
Case No. (Jointly Administered)		15-02741-TOM11
	Reporting Period:	July 31, 2015

BA-02 (B)	Federal Tax I.D. #	13-3429953

BUSINESS DEBTOR'S ACTUAL DISBURSEMENTS
Period Covered: Weeks Ended 7/18/15, 7/25/15 and 8/1/15 (000's)

Debtor	Case Number	Total Disbursements during Period

Walter Energy, Inc.	15-02741-TOM-11	$11,995
Atlantic Development and Capital, LLC	15-02747-TOM-11	9
Atlantic Leaseco, LLC	15-02773-TOM-11	54
Blue Creek Coal Sales, Inc.	15-02750-TOM-11	—
Blue Creek Energy, Inc.	15-02752-TOM-11	—
J.W. Walter, Inc.	15-02755-TOM-11	—
Jefferson Warrior Railroad Company, Inc.	15-02759-TOM-11	—
Jim Walter Homes, LLC	15-02762-TOM-11	—
Jim Walter Resources, Inc.	15-02743-TOM-11	18,681
Maple Coal Co., LLC	15-02764-TOM-11	1,207
Sloss-Sheffield Steel & Iron Company	15-02766-TOM-11	—
SP Machine, Inc.	15-02746-TOM-11	—
Taft Coal Sales & Associates, Inc.	15-02751-TOM-11	455
Tuscaloosa Resources, Inc.	15-02753-TOM-11	—
V Manufacturing Company	15-02754-TOM-11	—
Walter Black Warrior Basin LLC	15-02756-TOM-11	333
Walter Coke, Inc.	15-02744-TOM-11	1,681
Walter Energy Holdings, LLC	15-02758-TOM-11	—
Walter Exploration & Production LLC	15-02757-TOM-11	—
Walter Home Improvement, Inc.	15-02760-TOM-11	—
Walter Land Company	15-02761-TOM-11	—
Walter Minerals, Inc.	15-02763-TOM-11	72
Walter Natural Gas, LLC	15-02765-TOM-11	—
		$34,487

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.
			Case No. (Jointly Administered)			15-02741-TOM11
				Reporting Period:		July 31, 2015

BA-03 (Part 1)				Federal Tax I.D. #		13-3429953

Bank Account Information
(000's)

Company	Financial Institution	Account Number	Account Description	City	State/Province	Country	Balance in USD
Blue Creek Coal Sales, Inc.	Bank of America	8159	Depository Account	Richmond	VA	USA	—
Jim Walter Resources, Inc.	Bank of America	1375	Depository Account	Richmond	VA	USA	—
Taft Coal Sales & Associates, Inc.	Bank of America	3478	Depository Account	Richmond	VA	USA	—
Tuscaloosa Resources, Inc.	Bank of America	2722	Depository Account	Richmond	VA	USA	—
Walter Black Warrior Basin, LLC	Bank of America	2801	Depository Account	Richmond	VA	USA	—
Walter Coke, Inc.	Bank of America	1388	Depository Account	Richmond	VA	USA	—
Walter Energy, Inc.	Bank of America	8039	Concentration, Wire Transfer, and ACH Transfer Account	Richmond	VA	USA	35,112
Atlantic Development & Capital LLC	Branch Bank and Trust	5246	TPA Rockwood Casualty Disbursement Account	Wilson	NC	USA	—
Atlantic Development & Capital LLC	Branch Bank and Trust	6897	Concentration, Wire Transfer, and Disbursement Account	Wilson	NC	USA	5,006
Atlantic LeaseCo LLC	Branch Bank and Trust	4989	Operating Account	Wilson	NC	USA	—
Maple Coal Co. LLC	Branch Bank and Trust	4970	Operating Account	Wilson	NC	USA	—
Blue Creek Coal Sales, Inc.	JP Morgan Chase	8663	Depository Account	New York	NY	USA	1
Jim Walter Resources, Inc.	JP Morgan Chase	8648	Depository Account	New York	NY	USA	13,769
Walter Black Warrior Basin, LLC	JP Morgan Chase	8671	Depository Account	New York	NY	USA	2,210
Walter Coke, Inc.	JP Morgan Chase	8655	Depository Account	New York	NY	USA	1
Walter Energy, Inc.	JP Morgan Chase	8630	Concentration, Wire Transfer, and ACH Transfer Account	New York	NY	USA	15,686
Blue Creek Coal Sales, Inc.	Regions Bank	9117	Disbursement Account	Birmingham	AL	USA	—
Blue Creek Energy, Inc.	Regions Bank	6085	Operating Account	Birmingham	AL	USA	100
Jim Walter Homes LLC	Regions Bank	9709	Disbursement Account	Birmingham	AL	USA	—
Jim Walter Resources, Inc.	Regions Bank	9652	Accounts Payable Disbursement Account	Birmingham	AL	USA	—
Jim Walter Resources, Inc.	Regions Bank	5682	Payroll Account	Birmingham	AL	USA	—
Jim Walter Resources, Inc.	Regions Bank	1275	Workman's Compensation Disbursement Account	Birmingham	AL	USA	—
Taft Coal Sales & Associates, Inc.	Regions Bank	6548	Disbursement Account	Birmingham	AL	USA	—
Tuscaloosa Resources, Inc.	Regions Bank	9660	Disbursement Account	Birmingham	AL	USA	—
Walter Black Warrior Basin, LLC	Regions Bank	9679	Disbursement Account	Birmingham	AL	USA	—
Walter Coke, Inc.	Regions Bank	9687	Accounts Payable Disbursement Account	Birmingham	AL	USA	—
Walter Coke, Inc.	Regions Bank	1711	Payroll Account	Birmingham	AL	USA	—
Walter Coke, Inc.	Regions Bank	1283	Retiree Medical Claims Disbursement Account	Birmingham	AL	USA	—
Walter Coke, Inc.	Regions Bank	9357	Worker's Compensation Disbursement Account	Birmingham	AL	USA	—
Walter Energy, Inc.	Regions Bank	7949	Concentration, Wire Transfer, and ACH Transfer Account	Birmingham	AL	USA	26,283
Walter Energy, Inc.	Regions Bank	9695	Disbursement Account	Birmingham	AL	USA	—
Walter Energy, Inc.	Regions Bank	3815	Depository Account	Birmingham	AL	USA	—

Walter Land Company	Regions Bank	1321	Operating Account	Birmingham	AL	USA	—
Walter Minerals	Regions Bank	1348	Operating Account	Birmingham	AL	USA	—
Walter Energy, Inc.	Scotiabank	9712	Operating Account	Toronto	Ontario	CA	835
Walter Energy, Inc.	Scotiabank	2316	Operating Account	Toronto	Ontario	CA	11
Walter Energy, Inc.	Bank of America	8831	Money Market Investment Account	Richmond	VA	USA	8,563
Walter Energy, Inc.	Comerica	1822	Trust Account and Investment Portal	Dallas	TX	USA	100,299

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.
	Case No. (Jointly Administered)		15-02741-TOM11
	Reporting Period:		July 31, 2015

BA-03 (Part 2)	Federal Tax I.D. #		13-3429953

Gross Payroll - Payments to Insiders
(000's)

Insiders	Title	Amount Paid During Period	Total Paid to Date
Scheller, Walt	Chief Executive Officer	$35	$35
Harvey, Bill	Chief Financial Officer	20	20
Madden, Mike	Chief Marketing Officer	17	17
Doppelt, Earl	General Council	19	19
Donnelly, Rich	President	16	16
Stickel, Dan	President	16	16
Farrell, Carol	President	11	11
Leonard, Joseph	Board Member	2	2
Wagner, AJ	Board Member	1	1

Total Payments to Insiders		$137	$137

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.

Case No. (Jointly Administered)		15-02741-TOM11
Reporting Period:		July 31, 2015

BA-03 (Part 3)	Federal Tax I.D. #	13-3429953

INVENTORY
(000's)

	As of July 31, 2015
Coal	$116,362
Raw material, supplies and other	54,538
Total inventories	$170,900

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.

Case No. (Jointly Administered)		15-02741-TOM11
Reporting Period:		July 31, 2015

BA-03 (A)	Federal Tax I.D. #	13-3429953

BUSINESS DEBTOR'S POST-PETITION ACCOUNTS PAYABLE
(000's)

Post-Petition Accounts Payable Aging	As of July 31, 2015

0 - 29 days old	$4,764
30 - 59 days old	—
60 - 89 days old	—
90 - 119 days old	—
120 + days old	—
Inactive	—
Less: Unapplied/credits	—
Total trade accounts payable (Debtors)	4,764
Other payables (Debtors)	9,618
Total accounts payable (Debtors)	14,382
Total accounts payable (Non-Debtors)	3,724
Total accounts payable	$18,106

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

	In re Walter Energy, Inc. et al.
	Case No. (Jointly Administered)	15-02741-TOM11
	Reporting Period:	July 31, 2015

BA-04	Federal Tax I.D. #	13-3429953

CONDENSED CONSOLIDATED BALANCE SHEET
(000's)

		As of
		July 31, 2015
	ASSETS
	Cash and cash equivalents	$236,792
	Trade receivables, net	59,662
	Other receivables	129,159
	Inventories	170,900
	Deferred income taxes	16,247
	Prepaid expenses	52,409
	Other current assets	2,519
	Total current assets	667,688
	Mineral interests, net	446,376
	Property, plant and equipment, net	894,665
	Other long-term assets	74,691
	Total assets	$2,083,420

	LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
	Liabilities not subject to compromise
	Accounts payable	$18,106
	Accrued expenses	53,284
	Other current liabilities	41,472
	Current debt	976
	Total current liabilities	113,838
	Deferred income taxes	69,338
	Other long-term liabilities	160,777
	Total liabilities not subject to compromise	343,953
	Liabilities subject to compromise	4,023,018
	Total liabilities	4,366,971
	Stockholders' equity (deficit):
	Preferred stock, $0.01 par value per share	—
	Common stock, $0.01 par value per share	807
	Capital in excess of par value	1,679,845
	Accumulated deficit	(3,755,830)
	Accumulated other comprehensive loss	(208,373)
	Total stockholders' equity (deficit)	(2,283,551)
	Total liabilities and stockholders' equity (deficit)	$2,083,420